THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account N

Lincoln ChoicePlusSM Fusion

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln New York Account N for Variable Annuities

Lincoln ChoicePlusSM Fusion

Supplement dated February 4, 2025 to the Prospectus dated May 1, 2024

This Supplement outlines a change to the investment options under your individual variable annuity contract. All other provisions outlined in your prospectus, as supplemented, remain unchanged.

The LVIP SSGA International Managed Volatility Fund will not be available in contracts issued on or after February 18, 2025.

You can obtain information at no cost by contacting your registered representative or by sending an email request to CustServSupportTeam@lfg.com.

Please retain this Supplement for future reference.